Exhibit 99.1

BigCommerce Announces First Quarter 2024 Financial Results

First Quarter Total Revenue of $80.4 Million, an Increase of 12% Versus Prior Year. Total ARR of $340.1 Million, an Increase of 7% Versus Prior Year. Enterprise ARR of $248.2 Million, an Increase of 8% Versus Prior Year

AUSTIN, Texas – May 9, 2024 – BigCommerce Holdings, Inc. (“BigCommerce”) (Nasdaq: BIGC), an open SaaS, composable ecommerce platform for fast-growing and established B2C and B2B brands and retailers, today announced financial results for its first quarter ended March 31, 2024.

“Our first quarter results reflect a good start to the year as our total revenue exceeded $80 million, up 12% year-over-year. We also delivered strong profit improvement, with net income gaining nearly 23 points as a percent of revenue compared to last year,” said Brent Bellm, CEO of BigCommerce. “Looking forward, we anticipate additional growth momentum from our new Catalyst storefront technology, Open Source B2B Buyer Portal, and the 100+ new product releases announced as part of Next Big Thing. Our new President, Travis Hess, brings unparalleled ecommerce industry experience that will further enhance the enterprise effectiveness and customer-centricity of our sales, marketing, and professional services. Together, we aspire to set a new standard for enterprise ecommerce excellence.”

First Quarter Financial Highlights:

•
Total revenue was $80.4 million, up 12% compared to the first quarter of 2023.
•
Total annual revenue run-rate (ARR) as of March 31, 2024 was $340.1 million, up 7% compared to March 31, 2023.
•
Subscription revenue was $61.0 million, up 13% compared to the first quarter of 2023.
•
ARR from accounts with at least one enterprise plan (“Enterprise Accounts”) was $248.2 million as of March 31, 2024, up 8% from March 31, 2023.
•
ARR from Enterprise Accounts as a percent of total ARR was 73% as of March 31, 2024, compared to 72% as of March 31, 2023.
•
GAAP gross margin was 77%, compared to 76% in the first quarter of 2023. Non-GAAP gross margin was 78%, compared to 77% in the first quarter of 2023.

Other Key Business Metrics

•
Number of enterprise accounts was 5,970, up 2% compared to the first quarter of 2023.
•
Average revenue per account (ARPA) of enterprise accounts was $41,581 up 6% compared to the first quarter of 2023.
•
Revenue in the Americas grew by 12% compared to the first quarter of 2023.
•
Revenue in EMEA grew by 15% and revenue in APAC grew by 11% compared to the first quarter of 2023.

.

Operating Loss and Non-GAAP Operating Income (Loss)

•
GAAP operating loss was ($8.2) million, compared to ($23.7) million in the first quarter of 2023.
•
Non-GAAP operating income (loss) was $3.2 million, compared to ($6.4) million in the first quarter of 2023.

Exhibit 99.1

Net Income (Loss) and Earnings Per Share

•
GAAP net loss was ($6.4) million, compared to ($22.1) million in the first quarter of 2023.
•
Non-GAAP net income (loss) was $5.0 million or 6% of revenue, compared to ($4.9) million or (7%) of revenue in the first quarter of 2023.
•
GAAP net loss per share was ($0.08) based on 76.6 million shares of common stock, compared to ($0.30) based on 74.1 million shares of common stock in the first quarter of 2023.
•
Non-GAAP net income (loss) per share was $0.07 based on 76.6 million shares of common stock, compared to ($0.07) based on 74.1 million shares of common stock in the first quarter of 2023.

Adjusted EBITDA

•
Adjusted EBITDA was $4.2 million, compared to ($5.5) million in the first quarter of 2023.

Cash

•
Cash, cash equivalents, restricted cash, and marketable securities totaled $266.3 million as of March 31, 2024.
•
For the three months ended March 31, 2024, net cash used in operating activities was ($3.4) million, compared to ($20.8) million for the same period in 2023. We reported free cash flow of ($4.2) million.

Business Highlights:

Corporate Highlights

•
The company announced the addition of Travis Hess, formerly a leading ecommerce managing director at Accenture, as its new company President. Hess brings deep ecommerce experience across the range of platform competition, and his expertise in service and implementation, ecosystem partnerships, and competitive selling and positioning will help drive BigCommerce’s go-to-market transformation and operations.
•
BigCommerce revealed the winners of the sixth annual BigCommerce Global Partner Awards, recognizing top-performing partners among the company’s global network of agency and technology partners in its open ecosystem.

Product Highlights

•
In conjunction with our EMEA BigSummit in April, we announced BigCommerce’s Next Big Thing, a collection of over 100 platform enhancements, new features and partner integrations, including Catalyst, our next generation storefront technology. Catalyst lowers the barrier to entry for composable commerce projects for customers and agencies. These projects are now as simple as projects leveraging our out-of-the box storefront framework, Stencil.
•
We have delivered major improvements to support global selling by adding even more localization features, including language, content, pricing, and promotions, to our powerful Multi-Storefront capabilities.
•
We also launched the Open Source B2B Buyer Portal, making the code to our popular B2B Edition Buyer Portal available for enterprise suppliers, manufacturers, distributors and wholesalers to create bespoke buyer experiences throughout the entire buyer lifecycle. By leveraging this customizable

Exhibit 99.1

starting point, B2B brands can decrease the time and costs to develop their ecommerce sites and streamline their operations.
•
We announced Feedonomics’ Instant Commerce, which enables rapid delivery and fulfillment of orders within hours of them being placed, unlocking more revenue streams for brands and retailers, marketplaces and delivery app providers. Instant Commerce enables brands to provide both in-store pickup and fast, same-day delivery. It surfaces local inventory on digital channels, increasing sell-through for merchants and reducing barriers to purchase for shoppers.

Customer Highlights

•
Modere, a global health and wellness brand of household and personal care products, launched a new composable store featuring a front-end built by ContentStack and integrations with Exigo, Braintree, Signifyd and others.
•
Sportsshoes, one of the UK’s leading sports brands specializing in running shoes, sports wear and accessories, launched six headless storefronts, leveraging Multi-Storefront to operate channels in the UK, Spain, Germany, Italy and France, in addition to one for their mobile app.
•
9Round, a global network of kickboxing studios, leveraged BigCommerce’s strong partner ecosystem to improve customer experience with a new corporate run store.
•
Karava, a Finnish family-owned business that offers indoor and outdoor wood solutions, launched a new headless store on BigCommerce leveraging Multi-Storefront functionality as well as B2B Edition.
•
Twin Liquors is utilizing BigCommerce's B2B Edition to offer seamless ordering and unrivaled convenience for their B2B customers.
•
Healthy Pets, a leading source for top-quality pet essentials launched a new store on BigCommerce featuring integration with their NetSuite ERP and secure payments powered by Braintree.
•
Feedonomics, a BigCommerce subsidiary, also added several new customers to its roster, including Whirlpool Corporation, Versatrim, Titan Footwear, Bollman Hat Company, Budget Pet Products, and Dickies Japan.

Q2 and 2024 Financial Outlook:

For the second quarter of 2024, we currently expect:

•
Total revenue between $79.8 million to $81.8 million, implying a year-over-year growth rate of 6% to 8%.
•
Non-GAAP operating income is expected to be between $200 thousand to $1.2 million.

For the full year 2024, we currently expect:

•
Total revenue between $329.7 million and $335.7 million, translating into a year-over-year growth rate of 7% and 9%.
•
Non-GAAP operating income between $10.2 million and $14.2 million.

Our second quarter and 2024 financial outlook is based on a number of assumptions that are subject to change and many of which are outside our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.

We do not provide guidance for operating loss, the most directly comparable GAAP measure to Non-GAAP operating loss, and similarly cannot provide a reconciliation between its forecasted Non-GAAP operating loss and Non-GAAP net loss per share and these comparable GAAP measures without unreasonable effort due to the

Exhibit 99.1

unavailability of reliable estimates for certain items. These items are not within our control and may vary greatly between periods and could significantly impact future financial results.

Conference Call Information

BigCommerce will host a conference call and webcast at 7:00 a.m. CT (8:00 a.m. ET) on Thursday, May 9, 2024, to discuss its financial results and business highlights. The conference call can be accessed by dialing (833) 634-1254 from the United States and Canada or (412) 317-6012 internationally and requesting to join the “BigCommerce conference call.” The live webcast of the conference call and other materials related to BigCommerce’s financial performance can be accessed from BigCommerce’s investor relations website at http://investors.bigcommerce.com.

Following the completion of the call through 11:59 p.m. ET on Thursday, May 16, 2024, a telephone replay will be available by dialing (877) 344-7529 from the United States, (855) 669-9658 from Canada or (412) 317-0088 internationally with conference ID 9598809. A webcast replay will also be available at http://investors.bigcommerce.com for 12 months.

About BigCommerce

BigCommerce (Nasdaq: BIGC) is a leading open SaaS and composable ecommerce platform that empowers brands and retailers of all sizes to build, innovate and grow their businesses online. BigCommerce provides its customers sophisticated enterprise-grade functionality, customization and performance with simplicity and ease-of-use. Tens of thousands of B2C and B2B companies across 150 countries and numerous industries rely on BigCommerce, including Burrow, Coldwater Creek, Francesca’s, Harvey Nichols, King Arthur Baking Co., MKM Building Supplies, United Aqua Group and Uplift Desk. For more information, please visit www.bigcommerce.com or follow us on X and LinkedIn.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “outlook,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “strategy, “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q2 and 2024 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others, our business would be harmed by any decline in new customers, renewals or upgrades, our limited operating history makes it difficult to evaluate our prospects and future results of operations, we operate in competitive markets, we may not be able to sustain our revenue growth rate in the future, our business would be harmed by any significant interruptions, delays or outages in services from our platform or certain social media platforms, and a cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks could negatively affect our business. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023 and the future quarterly and current reports that we file with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to BigCommerce at the time those statements are made and/or management's good faith belief as of that time with

Exhibit 99.1

respect to future events. BigCommerce assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

Use of Non-GAAP Financial Measures

We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these Non-GAAP financial measures internally in analyzing our financial results and believes that use of these Non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar Non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical Non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.

Annual Revenue Run-Rate

We calculate annual revenue run-rate (“ARR”) at the end of each month as the sum of: (1) contractual monthly recurring revenue at the end of the period, which includes platform subscription fees, invoiced growth adjustments, feed management subscription fees, recurring professional services revenue, and other recurring revenue, multiplied by twelve to prospectively annualize recurring revenue, and (2) the sum of the trailing twelve-month non-recurring and variable revenue, which includes one-time partner integrations, one-time fees, payments revenue share, and any other revenue that is non-recurring and variable.

Enterprise Account Metrics

To measure the effectiveness of our ability to execute against our growth strategy, particularly within the mid-market and enterprise business segments, we calculate ARR attributable to Enterprise Accounts. We define Enterprise Accounts as accounts with at least one unique Enterprise plan subscription or an enterprise level feed management subscription (collectively “Enterprise Accounts”). These accounts may have more than one Enterprise plan or a combination of Enterprise plans and Essentials plans.

Average Revenue Per Account

We calculate average revenue per account (ARPA) for accounts in the Enterprise cohort at the end of a period by including customer-billed revenue and an allocation of partner and services revenue, where applicable. We allocate partner revenue, where applicable, primarily based on each customer’s share of GMV processed through that partner’s solution. For partner revenue that is not directly linked to customer usage of a partner’s solution, we allocate such revenue based on each customer’s share of total platform GMV. Each account’s partner revenue allocation is calculated by taking the account’s trailing twelve-month partner revenue, then dividing by twelve to create a monthly average to apply to the applicable period in order to normalize ARPA for seasonality.

Adjusted EBITDA

We define Adjusted EBITDA as our net loss, excluding the impact of stock-based compensation expense and related payroll tax costs, third party acquisition-related costs, and other acquisition related expenses, including contingent compensation arrangements entered into in connection with acquisitions, depreciation, amortization of acquisition-related intangible assets, interest income, interest expense, restructuring charges, other non-operating income and expense and our provision or benefit for income taxes. The most directly comparable GAAP measure is net loss.

Exhibit 99.1

Non-GAAP Operating Income (Loss)

We define Non-GAAP Operating Income (Loss) as our GAAP Loss from operations, excluding the impact of stock-based compensation expense and related payroll tax costs, third party acquisition-related costs, and other acquisition related expenses, including contingent compensation arrangements entered into in connection with acquisitions, amortization of acquisition-related intangible assets, and restructuring charges. The most directly comparable GAAP measure is our loss from operations.

Non-GAAP Net Income (Loss)

We define Non-GAAP Net Income (Loss) as our GAAP net loss, excluding the impact of stock-based compensation expense and related payroll tax costs, third party acquisition-related costs, and other acquisition related expenses, including contingent compensation arrangements entered into in connection with acquisitions, amortization of acquisition-related intangible assets, and restructuring charges. The most directly comparable GAAP measure is our net loss.

Non-GAAP Net Income (Loss) per Share

We define Non-GAAP Net Income (Loss) per Share as our Non-GAAP Net Loss, defined above, divided by our basic and diluted GAAP weighted average shares outstanding. The most directly comparable GAAP measure is our net loss per share.

Free Cash Flow

We define Free Cash flow as our GAAP cash flow provided by (used in) operating activities less our GAAP purchases of property and equipment (Capital Expenditures). The most directly comparable GAAP measure is our cash flow provided by (used in) operating activities.

Media Relations Contact Investor Relations Contact

Brad Hem Tyler Duncan

PR@BigCommerce.com InvestorRelations@BigCommerce.com

Exhibit 99.1

Consolidated Balance Sheets

(in thousands)

	March 31,	December 31,
	2024	2023
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$60,900	$71,719
Restricted cash	1,112	1,126
Marketable securities	204,281	198,415
Accounts receivable, net	39,302	37,713
Prepaid expenses and other assets, net	29,251	24,733
Deferred commissions	8,695	8,280
Total current assets	343,541	341,986
Property and equipment, net	9,991	10,233
Operating lease, right-of-use-assets	4,024	4,405
Prepaid expenses, net of current portion	1,817	1,240
Deferred commissions, net of current portion	6,430	7,056
Intangible assets, net	24,584	27,052
Goodwill	52,086	52,086
Total assets	$442,473	$444,058
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$7,063	$7,982
Accrued liabilities	3,212	2,652
Deferred revenue	34,810	32,242
Current portion of debt	553	547
Current portion of operating lease liabilities	2,477	2,542
Other current liabilities	19,830	24,785
Total current liabilities	67,945	70,750
Long-term portion of debt	339,970	339,614
Operating lease liabilities, net of current portion	7,014	7,610
Other long-term liabilities, net of current portion	625	551
Total liabilities	415,554	418,525
Stockholders’ equity
Common stock	7	7
Additional paid-in capital	628,058	620,021
Accumulated other comprehensive gain (loss)	(96)	163
Accumulated deficit	(601,050)	(594,658)
Total stockholders’ equity	26,919	25,533
Total liabilities and stockholders’ equity	$442,473	$444,058

Exhibit 99.1

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	For the three months ended March 31,
	2024	2023
Revenue	$80,360	$71,757
Cost of revenue (1)	18,439	17,446
Gross profit	61,921	54,311
Operating expenses: (1)
Sales and marketing	32,432	34,052
Research and development	19,988	20,845
General and administrative	14,929	16,494
Acquisition related expenses	333	4,125
Restructuring charges	0	420
Amortization of intangible assets	2,467	2,033
Total operating expenses	70,149	77,969
Loss from operations	(8,228)	(23,658)
Interest income	3,178	2,426
Interest expense	(720)	(722)
Other income (expense)	(332)	31
Loss before provision for income taxes	(6,102)	(21,923)
Provision for income taxes	(290)	(197)
Net loss	$(6,392)	$(22,120)
Basic net loss per share	$(0.08)	$(0.30)
Shares used to compute basic net loss per share	76,626	74,142

(1) Amounts include stock-based compensation expense and associated payroll tax costs, as follows:

	For the three months ended March 31,
	2024	2023
Cost of revenue	$656	$1,189
Sales and marketing	1,867	2,867
Research and development	3,476	3,503
General and administrative	2,592	3,079

Exhibit 99.1

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three months ended March 31,
	2024	2023

Cash flows from operating activities
Net loss	$(6,392)	$(22,120)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,486	2,904
Amortization of discount on debt	497	493
Stock-based compensation expense	8,388	10,487
Provision for expected credit losses	863	1,075
Changes in operating assets and liabilities:
Accounts receivable	(2,588)	(8,185)
Prepaid expenses	(4,960)	(4,235)
Deferred commissions	211	49
Accounts payable	(889)	495
Accrued and other liabilities	(4,601)	(4,922)
Deferred revenue	2,568	3,123
Net cash used in operating activities	(3,417)	(20,836)
Cash flows from investing activities:
Purchase of property and equipment	(806)	(1,063)
Maturity of marketable securities	29,440	39,429
Purchase of marketable securities	(35,565)	(48,043)
Net cash used in investing activities	(6,931)	(9,677)
Cash flows from financing activities:
Proceeds from exercise of stock options	974	0
Taxes paid related to net share settlement of stock options	(1,325)	(330)
Repayment of debt	(134)	0
Net cash used in financing activities	(485)	(330)
Net change in cash and cash equivalents and restricted cash	(10,833)	(30,843)
Cash and cash equivalents and restricted cash, beginning of period	72,845	93,030
Cash and cash equivalents and restricted cash, end of period	$62,012	$62,187
Supplemental cash flow information:
Cash paid for interest	$439	$431
Cash paid for taxes	$140	$152

Exhibit 99.1

Disaggregated Revenue:

	Three months ended March 31,
(in thousands)	2024	2023
Subscription solutions	$60,959	$53,808
Partner and services	19,401	17,949
Revenue	$80,360	$71,757

Revenue by Geography:

	Three months ended March 31,
(in thousands)	2024	2023
Revenue:
Americas – U.S.	$61,138	$54,809
Americas – other (1)	3,776	3,351
EMEA	9,192	7,983
APAC	6,254	5,614
Revenue	$80,360	$71,757

(1)Americas-other revenue includes revenue from North and South America, other than the U.S.

Exhibit 99.1

Reconciliation of GAAP to Non-GAAP Results

(in thousands, except per share amounts)

(unaudited)

Reconciliation of loss from operations to Non-GAAP operating income (loss):

	Three months ended March 31,
	2024	2023
(in thousands)
Revenue	$80,360	$71,757

Loss from operations	$(8,228)	$(23,658)
Plus: stock-based compensation expense and associated payroll tax costs	8,591	10,638
Acquisition related costs	333	4,125
Restructuring charges	0	420
Amortization of intangible assets	2,467	2,033
Non-GAAP operating income (loss)	$3,163	$(6,442)
Non-GAAP operating income (loss) as a percentage of revenue	3.9%	(9.0)%

Reconciliation of net loss & net loss per share to Non-GAAP net income (loss) & Non-GAAP net income (loss) per share:

	Three months ended March 31,
	2024	2023
(in thousands)
Revenue	$80,360	$71,757

Net loss	$(6,392)	$(22,120)
Plus: stock-based compensation expense and associated payroll tax costs	8,591	10,638
Acquisition related costs	333	4,125
Restructuring charges	0	420
Amortization of intangible assets	2,467	2,033
Non-GAAP net income (loss)	$4,999	$(4,904)
Non-GAAP basic net income (loss) per share	$0.07	$(0.07)
Non-GAAP diluted net income per share (1)	$0.06
Shares used to compute basic Non-GAAP net income (loss) per share	76,626	74,142
Shares used to compute diluted Non-GAAP net income (loss) per share (1)	78,521
Non-GAAP net income (loss) as a percentage of revenue	6.2%	(6.8)%

(1) Due to the loss from continuing operations for the three months ended March 31, 2023, there are no common shares added to calculate Non-GAAP diluted net income per share because the effect would be anti-dilutive.

Exhibit 99.1

Reconciliation of net loss to adjusted EBITDA:

	Three months ended March 31,
	2024	2023
(in thousands)
Revenue	$80,360	$71,757

Net loss	$(6,392)	$(22,120)
Plus: stock-based compensation expense and associated payroll tax costs	8,591	10,638
Acquisition related costs	333	4,125
Restructuring charges	0	420
Depreciation	1,019	957
Amortization of intangible assets	2,467	2,033
Interest income	(3,178)	(2,426)
Interest expense	720	722
Other (income) expenses	332	(31)
Provision for income taxes	290	197
Adjusted EBITDA	$4,182	$(5,485)
Adjusted EBITDA as a percentage of revenue	5.2%	(7.6)%

Reconciliation of cost of revenue to Non-GAAP cost of revenue:

	Three months ended March 31,
	2024	2023
(in thousands)
Revenue	$80,360	$71,757

Cost of revenue	$18,439	$17,446
Less: stock-based compensation expense and associated payroll tax costs	656	1,189
Non-GAAP cost of revenue	$17,783	$16,257
As a percentage of revenue	22.1%	22.7%

Reconciliation of sales and marketing expense to Non-GAAP sales and marketing expense:

	Three months ended March 31,
	2024	2023
(in thousands)
Revenue	$80,360	$71,757

Sales and marketing	$32,432	$34,052
Less: stock-based compensation expense and associated payroll tax costs	1,867	2,867
Non-GAAP sales and marketing	$30,565	$31,185
As a percentage of revenue	38.0%	43.5%

Exhibit 99.1

Reconciliation of research and development expense to Non-GAAP research and development expense:

	Three months ended March 31,
	2024	2023
(in thousands)
Revenue	$80,360	$71,757

Research and development	$19,988	$20,845
Less: stock-based compensation expense and associated payroll tax costs	3,476	3,503
Non-GAAP research and development	$16,512	$17,342
As a percentage of revenue	20.5%	24.2%

Reconciliation of general and administrative expense to Non-GAAP general and administrative expense:

	Three months ended March 31,
	2024	2023
(in thousands)
Revenue	$80,360	$71,757

General & administrative	$14,929	$16,494
Less: stock-based compensation expense and associated payroll tax costs	2,592	3,079
Non-GAAP general & administrative	$12,337	$13,415
As a percentage of revenue	15.4%	18.7%

Reconciliation of net cash used in operating activities to free cash flow:

	Three months ended March 31,
	2024	2023
(in thousands)
Net cash used in operating activities	$(3,417)	$(20,836)
Purchases of property and equipment	(806)	(1,063)
Free cash flow	$(4,223)	$(21,899)